UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 18, 2020

United Bankshares, Inc.

(Exact name of registrant as specified in its charter)

West Virginia	No. 002-86947	55-0641179
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 United Center 500 Virginia Street, East Charleston, West Virginia 25301
(Address of Principal Executive Offices)

(304) 424-8800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $2.50 per share	UBSI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events

On December 18, 2020, United Bankshares, Inc. (“United”, the “Company”) initiated repurchases of shares of United’s common stock under a stock repurchase plan (the “Plan”) approved by the Company’s Board of Directors in October of 2019. The Plan was previously disclosed in a Current Report on Form 8-K filed on October 19, 2019. The Plan authorizes United to repurchase, on the open market at prevailing prices, up to 4,000,000 shares of United’s common stock subject to applicable laws of the states and applicable securities rules and regulations promulgated pursuant to the laws of the United States, including, but not limited to, Rule 10b-5 and Rule 10b-18 of the U.S. Securities and Exchange Commission.

The Plan does not obligate United to purchase any particular number of shares of common stock during any period. The timing, price and quantity of purchases under the Plan will be at the discretion of management and the Plan may be discontinued, suspended or restarted at any time depending on the facts and circumstances. United’s management believes the repurchase plan, depending upon market and business conditions, will provide capital management opportunities and build value for the Company’s shareholders.

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Securities Act and the Exchange Act. These statements involve risks and uncertainties that could cause United’s actual results to differ materially from the future results expressed or implied by the forward-looking statements. All information set forth herein is current as of the date of this Current Report on Form 8-K. United undertakes no duty to update any statement in light of new information or future events. For further information regarding risks and uncertainties associated with United’s business, please refer to the “Risk Factors” section of the Company’s SEC filings, including its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED BANKSHARES, INC.

Date: December 18, 2020	By:	/s/ W. Mark Tatterson
W. Mark Tatterson, Executive Vice
President and Chief Financial Officer